EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	SEPTEMBER 30,		INCREASE
	2019	2018	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$14,046	$16,332	-14.00%
Return on Average Assets (Annualized)	1.25%	1.71%	-26.90%
Return on Average Equity (Annualized)	8.33%	11.64%	-28.44%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,642,587	$1,285,439	27.78%
Available-for-Sale Debt Securities	363,467	358,706	1.33%
Loans (Net)	1,130,143	813,717	38.89%
Allowance for Loan Losses	9,257	8,815	5.01%
Deposits and Repo Sweep Accounts	1,298,649	1,049,368	23.76%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$177,561	$171,516	3.52%
Trust Assets Under Management	959,215	952,824	0.67%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.06	$1.33	-20.30%
Net Income - Diluted	$1.06	$1.33	-20.30%
Dividends – Quarterly	$0.81	$0.81	0.00%
Dividends – Special	$0.10	$0.00
Common Book Value	$17.73	$15.45	14.76%
Tangible Common Book Value (a)	$15.54	$14.48	7.32%
Market Value (Last Trade)	$26.28	$26.15	0.50%
Market Value / Common Book Value	148.22%	169.26%	-12.43%
Market Value / Tangible Common Book Value	169.11%	180.59%	-6.36%
Price Earnings Multiple (Annualized)	18.59	14.75	26.03%
Dividend Yield (Annualized, Excluding Special Dividend)	4.11%	4.13%	-0.48%
Common Shares Outstanding, End of Period	13,703,022	12,297,274	11.43%

1

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	SEPTEMBER 30,		INCREASE
	2019	2018	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	13.21%	13.98%	-5.51%
Nonperforming Assets / Total Assets	0.86%	1.30%	-33.85%
Allowance for Loan Losses / Total Loans	0.81%	1.07%	-24.30%
Total Risk Based Capital Ratio (b)	20.43%	23.88%	-13.48%
Tier 1 Risk Based Capital Ratio (b)	18.94%	22.76%	-15.55%
Common Equity Tier 1 Risk Based Capital Ratio (b)	18.94%	22.76%	-15.55%
Leverage Ratio (b)	13.11%	14.50%	-9.38%

AVERAGE BALANCES
Average Assets	$1,503,262	$1,272,867	18.10%
Average Equity	$224,874	$187,056	20.22%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$41,009	$34,692	18.21%
Noninterest Income	14,218	13,557	4.88%
Total (1)	$55,227	$48,249	14.46%
Noninterest Expense Excluding Merger Expenses (2)	$33,604	$29,212	15.03%
Efficiency Ratio = (2)/(1)	60.85%	60.54%	0.51%

(a) Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$1,642,587	$1,285,439
Less: Intangible Assets, Primarily Goodwill	(29,939)	(11,951)
Tangible Assets	$1,612,648	$1,273,488
Total Shareholders' Equity	$242,939	$189,987
Less: Intangible Assets, Primarily Goodwill	(29,939)	(11,951)
Tangible Common Equity (3)	$213,000	$178,036

Common Shares Outstanding, End of Period (4)	13,703,022	12,297,274
Tangible Common Book Value per Share = (3)/(4)	$15.54	$14.48

(b) Capital ratios for the most recent period are estimated.

(c) The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. In the calculation above, management excluded 2019 expenses of $3.818 million related to the acquisition of Monument Bancorp, Inc. which closed on April 1, 2019.  These expenses include costs associated with termination of data processing contracts, conversion of Monument's customer accounting data into the Corporation's core system, severance and similar expenses, professional fees and other expenses.

2

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2019	2019	2018	2018	2018	2018
Interest income	$17,277	$17,139	$13,065	$13,304	$12,800	$12,334	$11,890
Interest expense	3,000	2,934	1,350	1,312	1,241	1,079	993
Net interest income	14,277	14,205	11,715	11,992	11,559	11,255	10,897
Provision (credit) for loan losses	1,158	(4)	(957)	252	60	(20)	292
Net interest income after provision (credit) for loan losses	13,119	14,209	12,672	11,740	11,499	11,275	10,605
Noninterest income	4,963	4,849	4,406	5,040	4,462	4,689	4,406
Net gains (losses) on securities	13	7	0	(4)	569	1,468	0
Merger-related expenses	206	3,301	311	127	200	0	0
Other noninterest expense	11,486	11,422	10,696	9,947	9,633	9,684	9,895
Income before income tax provision	6,403	4,342	6,071	6,702	6,697	7,748	5,116
Income tax provision	1,096	693	981	1,021	1,111	1,377	741
Net income	$5,307	$3,649	$5,090	$5,681	$5,586	$6,371	$4,375
Net income attributable to common shares	$5,281	$3,630	$5,063	$5,654	$5,558	$6,339	$4,352
Basic earnings per common share	$0.39	$0.27	$0.41	$0.46	$0.45	$0.52	$0.36
Diluted earnings per common share	$0.39	$0.27	$0.41	$0.46	$0.45	$0.52	$0.36

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2019	2019	2018	2018	2018	2018
ASSETS
Cash & Due from Banks	$51,443	$39,505	$44,002	$37,487	$38,341	$51,475	$36,860
Available-for-Sale Debt Securities	363,467	363,465	357,646	363,273	358,706	348,044	341,133
Loans Held for Sale	2,033	1,131	0	213	551	177	225
Loans, Net	1,130,143	1,108,483	817,136	818,254	813,717	809,816	808,300
Intangible Assets	29,939	30,013	11,949	11,951	11,951	11,952	11,953
Other Assets	65,562	67,088	59,267	59,715	62,173	62,543	59,645
TOTAL ASSETS	$1,642,587	$1,609,685	$1,290,000	$1,290,893	$1,285,439	$1,284,007	$1,258,116

LIABILITIES
Deposits	$1,294,882	$1,284,143	$1,039,911	$1,033,772	$1,043,947	$1,040,899	$1,018,081
Repo Sweep Accounts	3,767	3,192	5,132	5,853	5,421	5,169	5,482
Total Deposits and Repo Sweeps	1,298,649	1,287,335	1,045,043	1,039,625	1,049,368	1,046,068	1,023,563
Borrowed Funds	75,714	62,574	32,844	42,915	35,985	39,054	39,122
Subordinated Debt	7,000	7,000	0	0	0	0	0
Other Liabilities	18,285	13,060	9,986	10,985	10,099	9,706	9,049
TOTAL LIABILITIES	1,399,648	1,369,969	1,087,873	1,093,525	1,095,452	1,094,828	1,071,734

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income (Loss)	238,479	236,284	202,768	201,538	198,355	195,518	191,920
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on Available-for-sale Securities	4,173	3,138	(941)	(4,307)	(8,502)	(6,476)	(5,679)
Defined Benefit Plans Adjustment, Net	287	294	300	137	134	137	141
TOTAL SHAREHOLDERS' EQUITY	242,939	239,716	202,127	197,368	189,987	189,179	186,382
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,642,587	$1,609,685	$1,290,000	$1,290,893	$1,285,439	$1,284,007	$1,258,116

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AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	September 30, 2019		June 30, 2019		December 31, 2018
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of U.S. Government agencies	$16,379	$17,096	$16,918	$17,570	$12,331	$12,500
Obligations of states and political subdivisions:
Tax-exempt	71,317	73,281	73,897	75,499	84,204	83,952
Taxable	31,907	33,086	30,591	31,509	27,618	27,699
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	62,051	62,245	55,098	55,141	54,827	53,445
Residential collateralized mortgage obligations	127,950	127,815	139,513	139,484	148,964	145,912
Commercial mortgage-backed securities	48,581	49,944	43,476	44,262	40,781	39,765
Total Available-for-Sale Debt Securities	$358,185	$363,467	$359,493	$363,465	$368,725	$363,273

Summary of Loans by Type

(Excludes Loans Held for Sale)

(In Thousands)

	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2019	2019	2018	2018
Residential mortgage:
Residential mortgage loans - first liens	$487,425	$484,479	$372,339	$366,516
Residential mortgage loans - junior liens	29,056	28,880	25,450	25,748
Home equity lines of credit	35,492	35,224	34,319	34,283
1-4 Family residential construction	32,699	27,994	24,698	27,661
Total residential mortgage	584,672	576,577	456,806	454,208
Commercial:
Commercial loans secured by real estate	297,519	279,267	162,611	159,212
Commercial and industrial	115,213	115,264	91,856	91,472
Political subdivisions	46,466	52,308	53,263	53,294
Commercial construction and land	22,386	21,197	11,962	12,278
Loans secured by farmland	7,103	7,251	7,146	7,208
Multi-family (5 or more) residential	27,633	26,749	7,180	7,670
Agricultural loans	5,145	5,234	5,659	5,670
Other commercial loans	12,828	13,037	13,950	14,140
Total commercial	534,293	520,307	353,627	350,944
Consumer	20,435	19,799	17,130	17,380
Total	1,139,400	1,116,683	827,563	822,532
Less: allowance for loan losses	(9,257)	(8,200)	(9,309)	(8,815)
Loans, net	$1,130,143	$1,108,483	$818,254	$813,717

Loans Held for Sale

(In Thousands)

	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2019	2019	2018	2018
Residential mortgage loans originated and serviced - outstanding balance	$179,594	$174,041	$171,955	$172,067
Less: outstanding balance of loans sold	(177,561)	(172,910)	(171,742)	(171,516)
Loans held for sale, net	$2,033	$1,131	$213	$551

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,
	2019	2019	2019	2018
Balance, beginning of period	$8,200	$8,256	$9,309	$8,856
Charge-offs	(116)	(68)	(295)	(418)
Recoveries	15	16	46	45
Net charge-offs	(101)	(52)	(249)	(373)
Provision (credit) for loan losses	1,158	(4)	197	332
Balance, end of period	$9,257	$8,200	$9,257	$8,815

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	Sept. 30,	June 30,	Dec 31,	Sept. 30,
	2019	2019	2018	2018
Impaired loans with a valuation allowance	$3,027	$1,785	$4,851	$3,623
Impaired loans without a valuation allowance	2,916	4,479	4,923	4,455
Total impaired loans	$5,943	$6,264	$9,774	$8,078

Total loans past due 30-89 days and still accruing	$5,230	$4,407	$7,142	$4,455

Nonperforming assets:
Total nonaccrual loans	$9,020	$9,289	$13,113	$10,911
Total loans past due 90 days or more and still accruing	2,395	2,631	2,906	3,124
Total nonperforming loans	11,415	11,920	16,019	14,035
Foreclosed assets held for sale (real estate)	2,762	3,305	1,703	2,678
Total nonperforming assets	$14,177	$15,225	$17,722	$16,713

Loans subject to troubled debt restructurings (TDRs):
Performing	$924	$972	$655	$698
Nonperforming	1,744	489	2,884	2,925
Total TDRs	$2,668	$1,461	$3,539	$3,623

Total nonperforming loans as a % of loans	1.00%	1.07%	1.94%	1.71%
Total nonperforming assets as a % of assets	0.86%	0.95%	1.37%	1.30%
Allowance for loan losses as a % of total loans (1)	0.81%	0.73%	1.12%	1.07%
Allowance for loan losses as a % of nonperforming loans	81.10%	68.79%	58.11%	62.81%

(1)	Effective April 1, 2019, C&N recorded loans purchased from Monument at fair value. Loans identified as having a deterioration in credit quality were valued at $441,000 at April 1, 2019 and September 30, 2019. The remainder of the portfolio was determined to be the performing component of the portfolio, valued at $258,854,000 at April 1, 2019. The calculation of fair value included a discount for credit losses of $1,914,000, reflecting an estimate of the present value of credit losses based on market expectations. None of the performing loans purchased were found to be impaired in the second or third quarters 2019; accordingly, there was no allowance for loan losses on loans purchased from Monument at June 30, 2019 or September 30, 2019.

5

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2019	Return/	6/30/2019	Return/	9/30/2018	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$26,539	2.38%	$22,398	2.67%	$34,540	1.99%
Available-for-sale debt securities, at amortized cost:
Taxable	285,114	2.41%	289,041	2.53%	269,054	2.39%
Tax-exempt	69,472	3.34%	73,928	3.60%	93,475	3.63%
Total available-for-sale debt securities	354,586	2.59%	362,969	2.75%	362,529	2.71%
Loans receivable:
Taxable	1,062,578	5.38%	1,035,672	5.46%	744,793	5.20%
Tax-exempt	67,741	3.74%	69,571	3.78%	75,639	3.70%
Total loans receivable	1,130,319	5.28%	1,105,243	5.35%	820,432	5.06%
Other earning assets	1,515	2.88%	1,423	3.10%	1,124	2.82%
Total Earning Assets	1,512,959	4.60%	1,492,033	4.68%	1,218,625	4.27%
Cash	22,341		20,325		18,697
Unrealized gain/loss on securities	4,915		(101)		(8,641)
Allowance for loan losses	(8,322)		(8,378)		(8,984)
Bank premises and equipment	16,103		16,214		15,023
Intangible assets	29,986		30,040		11,953
Other assets	48,276		49,935		44,675
Total Assets	$1,626,258		$1,600,068		$1,291,348

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$232,549	0.62%	$218,731	0.58%	$223,105	0.49%
Money market	200,873	0.52%	199,092	0.51%	185,267	0.33%
Savings	170,583	0.15%	173,922	0.17%	153,514	0.10%
Time deposits	385,538	1.82%	383,361	1.80%	233,620	0.95%
Total interest-bearing deposits	989,543	0.99%	975,106	0.97%	795,506	0.52%
Borrowed funds:
Short-term	25,823	2.24%	37,279	2.45%	13,062	1.18%
Long-term	48,953	2.24%	35,167	2.60%	30,375	2.21%
Subordinated debt	6,998	6.58%	7,000	6.59%	0	0.00%
Total borrowed funds	81,774	2.62%	79,446	2.88%	43,437	1.90%
Total Interest-bearing Liabilities	1,071,317	1.11%	1,054,552	1.12%	838,943	0.59%
Demand deposits	300,183		294,112		252,093
Other liabilities	13,584		15,454		11,147
Total Liabilities	1,385,084		1,364,118		1,102,183
Stockholders' equity, excluding accumulated other comprehensive income/loss	237,000		235,733		195,854
Accumulated other comprehensive income/loss	4,174		217		(6,689)
Total Shareholders' Equity	241,174		235,950		189,165
Total Liabilities and Shareholders' Equity	$1,626,258		$1,600,068		$1,291,348
Interest Rate Spread		3.49%		3.56%		3.68%
Net Interest Income/Earning Assets		3.81%		3.89%		3.87%

Total Deposits (Interest-bearing and Demand)	$1,289,726		$1,269,218		$1,047,599

(1)	Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.
(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

6

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2019	Return/	9/30/2018	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$23,104	2.45%	$23,727	1.80%
Available-for-sale debt securities, at amortized cost:
Taxable	285,332	2.53%	255,638	2.28%
Tax-exempt	74,469	3.58%	99,782	3.55%
Total available-for-sale debt securities	359,801	2.75%	355,420	2.64%
Loans receivable:
Taxable	950,948	5.41%	744,461	5.12%
Tax-exempt	69,944	3.83%	76,497	3.69%
Total loans receivable	1,020,892	5.30%	820,958	4.99%
Other earning assets	1,344	3.08%	1,158	2.89%
Total Earning Assets	1,405,141	4.60%	1,201,263	4.23%
Cash	19,880		17,867
Unrealized gain/loss on securities	97		(7,482)
Allowance for loan losses	(8,676)		(9,049)
Bank premises and equipment	15,615		15,298
Intangible assets	24,058		11,953
Other assets	47,147		43,017
Total Assets	$1,503,262		$1,272,867

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$216,851	0.56%	$217,935	0.41%
Money market	192,366	0.48%	181,972	0.27%
Savings	167,116	0.14%	151,946	0.10%
Time deposits	332,651	1.65%	227,419	0.87%
Total interest-bearing deposits	908,984	0.86%	779,272	0.45%
Borrowed funds:
Short-term	26,382	2.30%	29,515	1.45%
Long-term	39,655	2.44%	21,931	2.15%
Subordinated debt	4,692	6.58%	0	0.00%
Total borrowed funds	70,729	2.66%	51,446	1.75%
Total Interest-bearing Liabilities	979,713	0.99%	830,718	0.53%
Demand deposits	285,339		245,463
Other liabilities	13,336		9,630
Total Liabilities	1,278,388		1,085,811
Stockholders' equity, excluding accumulated other comprehensive income/loss	224,519		192,807
Accumulated other comprehensive income/loss	355		(5,751)
Total Shareholders' Equity	224,874		187,056
Total Liabilities and Shareholders' Equity	$1,503,262		$1,272,867
Interest Rate Spread		3.61%		3.70%
Net Interest Income/Earning Assets		3.90%		3.86%

Total Deposits (Interest-bearing and Demand)	$1,194,323		$1,024,735

(1)	Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21% in 2018.
(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

7

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2019	2019	2018	2019	2018
Trust and financial management revenue	$1,479	$1,583	$1,427	$4,422	$4,375
Brokerage revenue	333	361	235	1,001	718
Insurance commissions, fees and premiums	71	48	15	149	72
Service charges on deposit accounts	1,436	1,277	1,331	3,963	3,837
Service charges and fees	91	89	95	259	263
Interchange revenue from debit card transactions	722	699	660	2,064	1,880
Net gains from sales of loans	310	221	164	618	514
Loan servicing fees, net	(54)	35	74	9	263
Increase in cash surrender value of life insurance	105	99	100	296	295
Other noninterest income	470	437	361	1,437	1,340
Total noninterest income, excluding realized gains (losses) on securities, net	$4,963	$4,849	$4,462	$14,218	$13,557

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2019	2019	2018	2019	2018
Salaries and wages	$5,480	$5,276	$4,263	$15,249	$12,580
Pensions and other employee benefits	1,449	1,225	1,237	4,292	4,047
Occupancy expense, net	654	665	648	1,976	1,898
Furniture and equipment expense	333	333	317	967	901
Data processing expenses	802	962	667	2,567	2,002
Automated teller machine and interchange expense	297	277	347	763	988
Pennsylvania shares tax	341	347	326	1,035	998
Professional fees	242	331	205	795	860
Telecommunications	197	176	177	537	567
Directors' fees	162	141	197	486	549
Other noninterest expense	1,529	1,689	1,249	4,937	3,822
Total noninterest expense, excluding merger-related expenses	11,486	11,422	9,633	33,604	29,212
Merger-related expenses	206	3,301	200	3,818	200
Total noninterest expense	$11,692	$14,723	$9,833	$37,422	$29,412

8